Going Concern	12 Months Ended
Jun. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern
2. Going Concern
On November 6, 2018, the Company sold 18.4 million ordinary shares in its initial public offering, or IPO, at $1.57 per share resulting in net proceeds of approximately $27.4 million and its ordinary shares were admitted to trading on the AIM.
In July 2019, the Company sold 5.6 million of its ordinary shares to several new and existing investors in exchange for $16.4 million of net cash proceeds. In July 2020, the Company closed an initial public offering (IPO) on Nasdaq Global Market, in which they issued and sold 12.6 million ordinary shares which converted into 6.3 million American depository shares at a public offering price of $13.50 per share. In addition, the Company completed a concurrent private placement in Europe and other countries outside of the United States of 30,000 ordinary shares at a price of £5.37 per ordinary share (at an exchange rate of GBP:USD 1:1.2563). The Company received net proceeds of approximately $76.1 million as a result of the offering. The Company has incurred recurring losses and negative cash flows from operations since inception and had an accumulated deficit of $52.7 million as of June 30, 2020.
The Company anticipates incurring additional losses until such time, if ever, that it can generate significant sales of KidneyIntelX or any future products currently in development. Management believes its cash, cash equivalents and short-term investments as of June 30, 2020, and the proceeds from the initial public offering in July 2020, are sufficient to fund the projected operations for at least the next twelve months from the issuance date of these financial statements. Substantial additional capital will be needed by the Company to fund its operations, expand its commercial activities and develop other potential diagnostic related products.
The Company plans to seek additional funding through public or private equity offerings, debt financings, other collaborations, strategic alliances and licensing arrangements. The Company may not be able to obtain financing on acceptable terms, or at all, and the Company may not be able to enter into strategic alliances or other arrangements on favorable terms, or at all. The terms of any financing may adversely affect the holdings or the rights of the Company’s shareholders. If the Company is unable to obtain funding, the Company could be required to delay, curtail or discontinue research and development programs, product portfolio expansion or future commercialization efforts, which could adversely affect its business prospect.